UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 8, 2020
Date of Report (Date of earliest event reported)

TUPPERWARE BRANDS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-11657		36-4062333
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

14901 South Orange Blossom Trail	Orlando	FL	32837
(Address of principal executive offices)			(Zip Code)

407 826-5050
Registrant's telephone number, including area code
_________________________________________
Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	TUP	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensation Reductions

In light of the COVID-19 global pandemic, Miguel Fernandez, President and Chief Executive Officer of Tupperware Brands Corporation (the “Company” or “Registrant”), and Richard P. Goudis, Executive Vice Chairman of the Company, have each agreed to a salary reduction of 20% for the second quarter of 2020. Additionally, the Company’s Board of Directors (the “Board”) has agreed to a 20% reduction in cash retainers for the second quarter of 2020 and waivers of certain other Board fees for the first and second quarters of 2020.

Separation Agreement with Justin Hewett

On April 9, 2020, Justin Hewett, formerly the Company’s Group President, Asia Pacific, and the Company entered into a Separation Agreement and Release of All Claims (the “Separation Agreement”) pursuant to which Mr. Hewett is entitled to receive the following payments and benefits:

(i)	a payment equal to four weeks of pay in lieu of serving a four week notice period;

(ii)	a payment equal to forty-eight weeks of pay;

(iii)	a payment equal to eleven months of car allowance;

(iv)	the opportunity to earn a bonus under the 2020 Annual Incentive Plan;

(v)	twelve months of executive outplacement services;

(vi)	reimbursement for up to $5,500 of financial planning services for the tax year 2020;

(vii)	reimbursement for up to two months of lease breakage expenses;

(viii)	certain stock option vesting and exercisability rights;

(ix)	repatriation back to Mr. Hewett’s home country of choice;

(x)	payment of medical insurance premiums for twelve months; and

(xi)	tax preparation support for 2020.

Mr. Hewett has agreed to a release of claims in favor of the Company and certain of its affiliates, and has agreed to provisions concerning non-competition, confidentiality and covenants not to solicit or disparage, and to cooperate with the Company.

The foregoing description of the terms and conditions of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Separation Agreement, a copy of which is attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 8.01 Other Events.

On April 13, 2020, the Company issued a press release announcing its business continuity plans in response to the COVID-19 pandemic. A copy of this press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

Exhibit 10.1	Separation Agreement and Release of All Claims dated April 9, 2020 between the Registrant and Justin Hewett

Exhibit 99.1	Press Release of Tupperware Brands Corporation dated April 13, 2020

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TUPPERWARE BRANDS CORPORATION
(Registrant)

Date: April 14, 2020	By:	/s/ Karen M. Sheehan
Karen M. Sheehan
Executive Vice President, Chief Legal Officer & Secretary